Exhibit 10.3

Mars Acquisition Corp.

AMENDMENT NO. 1 TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is entered into effective as of April 20, 2022, by Mars Acquisition Corp., an exempted limited liability Cayman Islands company and blank check company (“Maker”), and Mars Capital Holding Corporation, a British Virgin Islands company (the “Payee,” and, together with Maker, the “Parties”).

RECITALS:

WHEREAS, on July 20 2021, Maker executed that certain Promissory Note in the original principal amount of $300,000.00, payable to the Payee (the “Note”); and

WHEREAS, the Parties desire to amend the Note to extend the maturity date of the Note, and each Party acknowledges the mutual benefits of so amending the Note.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Section 1 of the Note is hereby amended and restated in its entirety to read as follows:

1. Principal. The principal balance of this Note shall be payable by the Maker on the earlier of: (i) March 31, 2023 or (ii) the date on which Maker consummates an initial public offering of its securities (the “IPO”) (such earlier date, the “Maturity Date”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

[Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives on April 20, 2022.

MARS ACQUISITION CORP.

By:
Name:	Karl Brenza
Title:	Chief Executive Officer and Chief Financial Officer

MARS CAPITAL HOLDING CORPORATION

By:
Name:	Shanchun Huang
Title:	Director